                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               September 20, 2006

                              HOME PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)

MARYLAND                              1-13136 No.            16-1455126
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                         Identification Number)

                  850 Clinton Square, Rochester, New York 14604
                             www.homeproperties.com
           (Address of principal executive offices and internet site)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))

                              HOME PROPERTIES, INC.

                                 CURRENT REPORT
                                   ON FORM 8-K

Item 1.01.        Entry Into Material Definitive Agreement.

On September 20, 2006, Home Properties,  Inc. (the "Company") filed a Registrant
Statement on Form S-3 (File No. 333-137467),  registering 3.0 million additional shares under the Company's Dividend  Reinvestment and Direct Stock Purchase Plan
(the "Plan"). The prospectus,  which forms a part of the Registration Statement, also reflects various other changes to the Plan, which are to be effective as of
October 1, 2006. A copy of Home Properties,  Inc.'s Seventh Amended and Restated
Dividend  Reinvestment  and Director  Stock  Purchase  Plan,  which reflects the changes, is attached.

Item 9.01.  Financial Statements and Exhibits.

         (d)      Exhibits

Exhibit
Number     Description

10.1       Seventh Amended and Restated Dividend Reinvestment and Director
           Stock Purchase Plan

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                               HOME PROPERTIES, INC.
                               (Registrant)

                               Date:    September 28, 2006

                               By:      /s/ Edward J. Pettinella
                                        Edward J. Pettinella
                                        President and Chief Executive Officer

                               Date:    September 28, 2006

                               By:      /s/ David P. Gardner
                                        David P. Gardner
                                        Executive Vice President and
                                        Chief Financial Officer